UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2024

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 9, 2024, Medical Properties Trust, Inc., a Maryland corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) furnishing under Items 2.02 and 9.01 the press release announcing the Company’s financial results for the three months ended March 31, 2024 and certain supplemental information regarding the Company’s financial results for the quarter ended March 31, 2024. The press release and the supplemental information were included as Exhibits 99.1 and 99.2 to the Original Report.

As previously reported, due to the voluntary bankruptcy petition filed by Steward Health Care System LLC (“Steward”), one of the Company’s tenants, four days prior to the due date for filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Quarterly Report”), the Company was delayed in filing the Quarterly Report until May 29, 2024. During the delay period, developments occurred that gave rise to a subsequent event unrelated to Steward, which but for the delayed filing would have been properly reflected in the Company’s financial statements for the second quarter of 2024. In accordance with FASB ASC 855, Subsequent Events, the Company has determined that this event provided additional evidence about conditions that existed as of March 31, 2024 and this Current Report on Form 8-K/A (the “Amended Report”) is being filed by the Company to update certain related financial information appearing in the Original Report. Except as set forth below, this Amended Report does not otherwise update or change any disclosure or numbers contained in the Original Report.

Item 2.02.	Results of Operations and Financial Condition.

As described in Note 3 (Real Estate and Other Activities) to the audited consolidated financial statements included in the Company’s combined Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 10-K”), the Company restructured its investment in Prospect Medical Holdings, Inc. (“Prospect”) in May 2023 to obtain a non-controlling ownership interest in PHP Holdings, Prospect’s managed care business, of approximately $654 million. The Company’s investment in PHP Holdings is measured at fair value on a recurring basis as the Company elected to account for this investment using the fair value option method at the point of initial investment. As reported in the 2023 10-K, the estimated fair value of the Company’s PHP Holdings investment as of December 31, 2023 was $700 million. In the Original Report, the Company disclosed that the estimated fair value of the PHP Holdings investment declined by approximately $60 million as of March 31, 2024.

On May 23, 2024, Prospect’s investment bankers advised us of updated indications of interests received from prospective bidders for PHP Holdings. Based on our consideration of this new information, along with consultations with our third-party appraiser, we believe an additional $140 million unfavorable fair value adjustment is needed, bringing our total investment in PHP Holdings to approximately $500 million at March 31, 2024. The Company has determined that this new information provides additional evidence of conditions that existed as of March 31, 2024 and meets the definition of a recognized subsequent event in accordance with FASB ASC 855. As a result, the Company has updated its financial results for the quarter ended March 31, 2024 to reflect the subsequent event. Updated financial information and presentations of the Company’s “Consolidated Balance Sheets”, “Consolidated Statements of Income” and “Reconciliation of Net (Loss) Income to Funds From Operations” are reflected in the Quarterly Report filed on May 29, 2024 with the Securities and Exchange Commission. The filed Quarterly Report does not reflect any other changes to the Company’s consolidated financial statements and results of operations as reported in the Original Report.

A revised supplemental for the quarter ending March 31, 2024 is provided as Exhibit 99.1 to this Amended Report.

Management has discussed the matters disclosed in this Amended Report with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, and with the Company’s Board of Directors and Audit Committee.

The information contained in this Item 2.02, including the information set forth in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, this information shall not be deemed incorporated by reference in any filing of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

Safe Harbor Disclosure

This Amended Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, asset sales and other liquidity transactions, expected returns on investments and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to the risk that the Company is not able to monetize its investment in PHP Holdings at full value within a reasonable time period or at all, and such other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Medical Properties Trust, Inc. Updated 1st Quarter 2024 Supplemental Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: May 29, 2024